UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009

RCN Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

196 Van Buren Street, Herndon, Virginia	20170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 434-8200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Director.

On March 9, 2009, the Board of Directors elected Mr. Jose A. Cecin, Jr. to serve on the board effective April 1, 2009 as described in the attached press release.

Mr. Cecin was not appointed to any committee of the Board of Directors at the time of his election. However, Mr. Cecin is expected to be appointed to serve on the Audit and Compensation Committees. He will receive the standard compensation package for non-employee directors, which is described in the Company’s proxy statement for its 2008 Annual Meeting of Stockholders in the section entitled “Director compensation.”

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit

99.1	Press release, dated March 10, 2009, issued by RCN Corporation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

Date: March 10, 2009

By: /s/ Michael T. Sicoli
Name: Michael T. Sicoli
Title: Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 10, 2009, issued by RCN Corporation.